HOME BANCSHARES

NASDAQ: HOMB

www.homebancshares.com

Exhibit 99.2

Transaction Overview
•
Purchased and assumed select assets and liabilities of Vision
Bank from Park National Corporation
–
All non-performing loans and OREO are excluded from the
transaction
•
Acquired approximately $378.6 million in performing loans &
assumed approximately $535.0 million in deposits
•
Acquired branches will operate as Centennial Bank, a wholly-
owned subsidiary of Home BancShares, Inc.

Strategic Opportunity
•
Additive to current Panhandle footprint & expands into
Alabama
–
Complements 2010 Panhandle transactions
• Coastal Community / Bayside Savings / Wakulla Bank/ Gulf State Bank
–
Both Florida & Alabama communities are popular long-time
vacation destinations for many Arkansans
–
Strong military presence along this Gulf Coast footprint,
similar to central Arkansas
•
Financially compelling transaction –
immediately accretive to:
–
Net income
–
Earnings per share
•
Leverages a portion of our excess capital

Pro-Forma Capital Ratios
Ratio
Post
Acquisition
Benchmark
TCE 9.3% 7.0%
Leverage 10.2% 5.0%
Tier 1 12.8% 6.0%
Total RBC 14.1% 10.0%
Note: Post-acquisition values are approximate assuming 1/1/2012 closing date

HOME BANCSHARES

ALABAMA
FLORIDA
Daphne
Robertsdale
Fairhope
Foley
Point Clear
Elberta
Orange Beach
Gulf Shores
Navarre
Destin
Santa Rosa Beach
Blountstown
Southport
Tallahassee (5)
Bristol
Panama City Beach (1+2)
Panama City (1+1)
Lynn Haven
Crawfordville
Wewahitchka
Mexico Beach
Panacea
Port St. Joe Beach
Port St. Joe (1+1)
Carrabelle
Apalachicola
Eastpoint
St. George Island

Overview of Vision Bank
•
17 full service locations spanning from Mobile, Alabama to
Port St. Joe, Florida
•
Core funded franchise with top 5 aggregate market share
across its counties of operation
(1)
Core Deposits ($mm)
Source:  Core deposits defined as total deposits less time deposits greater than $100K
Note: MRQ as of 9/30/11 ; Shown as Vision Bank of FL & Vision Bank of AL (’04YE-’06YE); Shown as Vision Bank of FL (’07YE-MRQ)
(1)Vision Bank counties of operation include: Baldwin, AL; Bay, Gulf, Okaloosa, Santa Rosa & Walton, FL
Acquired Vision Bank Branches
Existing Branches
Pro Forma Gulf Coast Branch Network
$60
$120
$180
$240
$300
$360
$420
$480
'04YE '05YE '06YE '07YE '08YE '09YE '10YE MRQ
$280
$390
$411
$470
$468
$478 $475
$433

Rank Institution Branches Deposits ($mm)
Deposits per
Branch ($mm) Market Share
1 Regions Financial Corporation 51 2,779 $                  54 $                16.3%
2 Wells Fargo & Company 27 1,717                     64                    10.1%
3 Suntrust Banks, Inc. 25 1,315                     53                    7.7%
Home BancShares, Inc. - Pro Forma 38 1,301                     68                    7.7%
4 Hancock Holding Company 34 955                        34                    5.6%
5 Synovus Financial Corp. 19 903                        48                    5.3%
6 Bank of America Corporation 17 827                        49                    4.9%
7 Capital City Bank Group, Inc. 20 816                        41                    4.8%
8 Home BancShares, Inc. 21 720                        34                    4.2%
9 Park National Corporation 17 581                        34                    3.4%
10 BB&T Corporation 13 542                        42                    3.2%
Home BancShares Counties of Operation in Gulf Coast Region
Gulf Coast Deposit Market Share
•
Ranked 4th with aggregate market share of 7.7% in counties of operation
(1)(2)
–
Ranked in top three in Baldwin County in Alabama
–
Ranked in top three in Bay, Calhoun, Gulf, Franklin, Liberty & Wakulla Counties in Florida
•
Top 5 deposit market share among community banks in combined counties of operation
(1) Deposit market share as of 6/30/11
(2) For HOMB Pro-Forma counties of operation in Gulf Coast Region: Baldwin, AL; Bay, Calhoun, Franklin, Gulf, Leon, Liberty, Okaloosa, Santa Rosa, Wakulla and Walton FL.
Deposit Market Share
(1)(2)

Gulf Coast Deposit Market Share
Selected Markets
Branch
Count
HOMB Pro-forma
Deposits (6/30/11)
Total Deposits
in Market
Deposit Market
Share Rank
Deposit Market
Share %
Franklin County, FL 4 $171 $191 1 89.6%
Gulf County, FL 5 128 181 1 70.7
Wakulla County, FL 3 143 227 1 62.9
Calhoun County, FL 1 22 109 3 20.4
Liberty County, FL 1 13 82 2 16.4
Baldwin County, AL 8 363 3,233 3 11.3
Bay County, FL 8 283 2,560 2 11.1
Leon County, FL 5 156 4,914 10 3.2
Santa Rosa County, FL 1 12 1,237 12 1.0
Walton County, FL 1 4 752 13 0.6
(Dollars in Millions)
Source: FDIC as of 6/30/11
Home BancShares Inc. Pro-Forma

Deposit Composition
HOMB
Vision Bank
HOMB – Pro Forma
(Dollars in Millions)
26%
49%
18%
7%
20%
14% 17%
51%
7%
Transaction Accounts
Money Market & Savings
Jumbo Time Deposits
Retail Time Deposits
7%
59%
25%
HOMB
09/30/11
Acquired
Deposits
HOMB
Pro Forma
Transaction Accounts $ $ $
Money Market & Savings 1,423 312 1,735
Retail Time Deposits 522 73 595
Jumbo Time Deposits 739 110 849
$                2,885 $                      535 $                   3,420
241
201
40

Loan Composition
Loan Type
HOMB
(9/30/11)
Acquired
Performing
Loans
(10/31/11)
HOMB
Pro-forma
Total
% of
Pro-forma
Total Loans
Commercial RE
(Non-farm/non-residential & agri.)
$       964 $          123 $       1,087 40%
Construction/Land Development
484 57 541 20%
Residential Real Estate
581 161 742 27%
Commercial & Industrial
(1)
238 33 271 10%
Consumer
41 4 45 2%
Other
30 1 31 1%
Total
$    2,338 $          379 $       2,717 100%
(1) Includes Agricultural
(Dollars in Millions)

Total Assets $4.2 Billion Holding Company (As of Acquisition Date)

Asset Composition
HOMB (1)
Vision Bank
HOMB – Pro Forma (1)
(Dollars in Millions)
Florida/Alabama Assets
Arkansas Assets
$3,295
52.4%
43.1%
56.9%
$1,570
$1,725
$1,190
Note: Acquisition values are approximate
(1) Excludes $862M of common corporate assets at the holding company.
(9/30/11)
$535
100%
$535
$2,760
47.6%
$1,570

Home BancShares

FDIC				
FDIC				
FDIC				
FDIC				
FDIC				
FDIC

Historical Acquisitions
Year Acquired Bank Location
Assets
($mm)
2003 Community Bank Cabot, AR $326
2005 Twin City Bank North Little Rock, AR $633
2005 Marine Bank Marathon, FL $258
2005 Bank of Mountain View Mountain View, AR $203
2008 Centennial Bank Little Rock, AR $234
2010 Old Southern Bank Orlando, FL $335
2010 Key West Bank Key West, FL $97
2010 Coastal Community Bank Panama City, FL $362
2010 Bayside Savings Bank Port Saint Joe, FL $63
2010 Wakulla Bank Crawfordville, FL $353
2010 Gulf State Community Bank Carrabelle, FL $112
2011 Vision Bank Panama City, FL $535

Gulf Coast Presence
Existing Branch Locations (19 Locations)
Eastpoint
Apalachicola
Carrabelle
Port St. Joe (1+1)
Lynn Haven
Panama City (1+1)
St. George Island
Panama City Beach (1+2)
Mexico Beach
Southport
Blountstown
Bristol
Tallahassee (5)
Panacea
Crawfordville
Daphne
Fairhope
Point Clear
Robertsdale
Elberta
Foley
Orange Beach
Gulf Shores
Vision Bank Acquisition (17 Locations )
Port St. Joe Beach
Navarre
Destin
Santa Rosa Beach
Wewahitchka
ALABAMA
FLORIDA

Alabama Footprint ALABAMA 8 Branches Vision Bank Acquisition Foley Daphne Fairhope Point Clear Robertsdale Elberta Orange Beach Gulf Shores

FLORIDA
Port Charlotte
Punta Gorda
Marco Island
Key Largo
Islamorada
Marathon (2)
Big Pine
Key West (3)
Summerland
46 Branches
Orlando (2)
Winter Park
Longwood (2)
Clermont
Eastpoint
Apalachicola
Carrabelle
Port St. Joe
Lynn Haven
Panama City (1+1)
St. George Island
Panama City Beach (1+2)
Mexico Beach
Southport
Blountstown
Bristol
Tallahassee (5)
Panacea
Crawfordville
Navarre
Port St. Joe Beach
Wewahitchka
Destin Santa Rosa Beach
Florida Footprint
Existing Branch Locations
Vision Bank Acquisition

Potential Future Opportunities
Potential Opportunities Asset Size Distribution
Total Institutions: 48
Total Assets: $13.2bn
Florida
Tallahassee
Jacksonville
Orlando
Miami
Tampa
Potential Opportunity
City
Source:  SNL Financial
Includes regulated depositories headquartered in Florida with assets less than $2.0 billion and Texas Ratio greater than 100% as of 9/30/2011 plus other selected potential opportunities identified by HOMB.
0
5
10
15
20
25
< $100mm $100mm -
$250mm
$250mm -
$750mm
$750mm -
$2B
10
21
13
4

Conclusion
•
Significantly enhances Florida franchise & expands to Alabama
–
Acquisition provides scale in Florida Panhandle
–
Logical extension into Alabama from existing HOMB franchise
•
Financially attractive transaction
–
Highly accretive to earnings
–
Payback period for dilution to book value and tangible book value of approximately 4½ years
–
Premium for total deposits is 5.32%
–
Non performing loans and other real estate owned excluded from the transaction
•
Acquisition is consistent with HOMB’s operating strategy
–
Stable core deposit base in Arkansas enhanced by higher-growth Florida markets
•
Seamless integration expected
–
HOMB has formed a dedicated team to lead the integration process for this
Acquisition in Florida
–
Positive addition of great Vision bankers to our outstanding team of bankers along the Gulf Coast

Contact Information
Corporate Headquarters
Home BancShares, Inc.
719 Harkrider St., Suite 100
P.O. Box 966
Conway, AR 72033
Financial Information
Randy Mayor
Chief Financial Officer
(501) 328-4657
rmayor@homebancshares.com
Website
www.homebancshares.com